UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 21, 2004

                               Denny's Corporation
                               -------------------
             (Exact name of registrant as specified in its charter)

    Delaware                         0-18051                   13-3487402
    --------------                   -------                   ----------
    (State or other             (Commission File             (IRS Employer
    jurisdiction of                  Number)               Identification No.)
    incorporation)


   203 East Main Street, Spartanburg, SC                      29319-0001
   -----------------------------------------                  ----------
   (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (864) 597-8000


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits

         (c) Exhibits

             Exhibit 99.1 -- Presentation Information provided to the Bondholder Committee on or about March 15, 2004

Item 9. Regulation FD Disclosure

         In connection with confidentiality agreements, dated as of February 4, 2004 (the "Confidentiality Agreements"), between Denny's Corporation (the "Company") and an ad hoc committee of holders of the Company's 11 1/4% Senior Notes due 2008 (the "Bondholder Committee"), and consideration by the Bondholder Committee of a possible recapitalization of the Company, the Company disclosed certain evaluation material to the Bondholder Committee. The terms of the Confidentiality Agreements expressly required the Bondholder Committee to maintain the evaluation material as confidential and not to disclose it or use it other than in connection with the Bondholder Committee's evaluation of a possible recapitalization. The evaluation material provided to the Bondholder Committee included management's projections, objectives, plans, beliefs and expectations and certain historical information regarding the Company. Portions of the evaluation material were prepared by the Company based upon, among other things, the anticipated future results of operation of the Company after giving effect to the implementation of various aspects of a recapitalization, including exchange of the 11 1/4% Senior Notes due 2008 into common stock, refinancing of the Company's 12 3/4% Senior Notes due 2007 and refinancing of its credit facility.

         The Bondholder Committee has requested that the Company disclose the projected financial information attached hereto as Exhibit 99.1 (the "Presentation Information"), which was included within the evaluation material, pursuant to the terms of the Confidentiality Agreements. However, this report (including Exhibit 99.1 attached hereto) will not be deemed an admission as to the materiality of any information herein, which is furnished solely with a view toward compliance with Regulation FD.

         Included within the Presentation Information is a non-GAAP financial measure entitled Adjusted EBITDA. Also included is Net Income, which is the Company's most directly comparable measure under generally accepted accounting principles. The Presentation Information includes a reconciliation of Adjusted EBITDA and Net Income. The Company included Adjusted EBITDA in the evaluation material to the Bondholder Committee, at its request, as an aid in the Bondholder Committee's understanding of the financial operating performance and underlying condition of the Company's business. Adjusted EBITDA is an internal measure excluding the effects of certain factors, such as gains on disposition of assets; miscellaneous, non-recurring income/expense items; interest; taxes; depreciation; and amortization.


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         THE COMPANY DOES NOT GENERALLY PUBLISH ITS STRATEGIC PLANS OR MAKE
EXTERNAL PROJECTIONS OF ITS ANTICIPATED FINANCIAL POSITION OR RESULTS OF OPERATIONS OR THE TYPE OF FORWARD LOOKING INFORMATION IN THE PRESENTATION INFORMATION. ACCORDINGLY, THE COMPANY DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE PRESENTATION INFORMATION PROVIDED TO THE BONDHOLDER COMMITTEE OR IN THIS REPORT TO REFLECT ACTUAL RESULTS OF OPERATIONS, CHANGES IN FINANCIAL CONDITION, CHANGES IN ESTIMATES, EXPECTATIONS OR ASSUMPTIONS OR OTHER CIRCUMSTANCES ARISING AND/OR EXISTING SINCE THE PREPARATION OF THE PRESENTATION INFORMATION OR TO REFLECT THE OCCURRENCE OF ANY UNANTICIPATED EVENTS. FURTHER, THE COMPANY DOES NOT INTEND TO UPDATE OR REVISE THE PRESENTATION INFORMATION PROVIDED TO THE BONDHOLDER COMMITTEE OR IN THIS REPORT TO REFLECT CHANGES IN GENERAL ECONOMIC OR INDUSTRY CONDITIONS.

         The Presentation Information provided to the Bondholder Committee was not prepared with a view toward general use, but rather was prepared for the limited purpose of providing information to the Bondholder Committee at a point in time to enable it to evaluate its participation in a possible recapitalization. Statements made in the Presentation Information that are not historical are forward-looking statements and reflect management's best judgment based on factors then currently known, and involve risks and uncertainties. Words such as "expects," "anticipates," "believes," "intends," "plans," and "hopes," variations of such words and similar expressions are intended to identify such forward-looking statements. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a number of factors including, but not limited to, the factors set forth in the cautionary statements contained in Exhibit 99 to the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The forward-looking information is provided by the Company pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors.

         The Presentation Information was generally prepared by the Company based on assumptions involving a possible recapitalization and otherwise that the Company believed were reasonable at the time the information was prepared. The projections contained in the Presentation Information were prepared in February 2004, and are subject to a variety of factors that have caused and are likely to continue to cause actual results to differ significantly from the Company's then-current estimates, and have been superseded by subsequent internal Company forecasts, revised in light of actual results and subsequent developments and market conditions. Subsequent to the creation of the Presentation Information, the Company has reviewed these projections and revised its internal business plans and projections based on actual business results and the Company's assessment of the impact of changes in market and other conditions that may affect its business. The Presentation Information included herewith has been updated from that originally provided to the Bondholder Committee in certain limited respects for fiscal 2004 as set forth in Footnote 1 on page 1 of
Exhibit 99.1, in light of those results and market and other changes. The Company has not updated and does not intend to update subsequent periods included in the Presentation Information.


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         The Company cautions investors and potential investors not to rely on the Presentation Information (including with respect to fiscal 2004), as it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The projections contained in the Presentation Information were not prepared with a view to public disclosure and do not represent the Company's expectations regarding a possible transaction or the future performance of the business. Accordingly, the Company expects actual results in the future will differ materially from those in the projections contained in the Presentation Information. Inclusion of the projections in this report should not be regarded as an indication that the Company, the board of directors or any of their advisors, agents or representatives considered or consider the projections to have been or to be a reliable prediction of future events, and the projections should not be relied upon as such. No party nor any of their respective affiliates or representatives has made, or makes, any representation to any person regarding the information contained in the projections.

         The projections were not prepared with a view to compliance with published guidelines of the Securities and Exchange Commission, or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts, or generally accepted accounting principles. No independent accountants have examined nor compiled the projections and, accordingly, no independent accountants express an opinion or other form of assurance with respect thereto. Accordingly, the Company believes the substance and format do not allow meaningful comparison with the Company's regular publicly-disclosed consolidated financial statements. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Presentation Information is complete.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Denny's Corporation


Date:  April 21, 2004                             /s/ Andrew F. Green
                                                  -----------------------------
                                                  Andrew F. Green
                                                  Senior Vice President and
                                                  Chief Financial Officer




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